UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

December 3, 2015

Date of Report (Date of earliest event reported)

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 First Ave.

Sunnyvale, California 94089

(Address of principal executive offices, including zip code)

(408) 349-3300

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Other Events.

On December 9, 2015, Yahoo! Inc. (“Yahoo”) announced that its Board of Directors had decided to suspend work on the previously announced plan to spin off Yahoo’s remaining holdings in Alibaba Group Holding Limited (“Alibaba”), and to evaluate alternative transaction structures to separate the Alibaba stake from Yahoo’s operating business.

The press release announcing the update to Yahoo’s plan to separate its stake in Alibaba from its operating business is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Yahoo under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Yahoo! Inc. press release dated December 9, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC.

	By:	/s/ Ronald S. Bell
Ronald S. Bell
General Counsel and Secretary

Date: December 9, 2015

YAHOO! INC.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Yahoo! Inc. press release dated December 9, 2015

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